SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event) July 20, 2005

Golden Eagle International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-23726	84-1116515
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification
Incorporation)		No.)

12401 South 450 East, Building D1, Salt Lake City, Utah 84020
(Address of Principal Executive Offices) (Zip Code)

(801) 619-9320
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01      Changes in Registrant’s Certifying Accountants

Resignation of Gordon, Hughes & Banks, LLP. Gordon, Hughes & Banks, LLP, Certified Public Accountants and Consultants (“Gordon, Hughes & Banks”), resigned as our auditors on July 20, 2005.

The opinion filed with our annual report on Form 10-K for the year ended December 31, 2004, contained the following qualification:

The accompanying consolidated financial statements have been presented assuming that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As discussed in Note A to the financial statements, the Company had a significant working capital (deficit) as of December 31, 2004 and has incurred substantial losses since its inception. The Company presently has no mineral production and requires significant additional financing to satisfy its outstanding obligations and resume and expand mining production. In addition, the Company’s ability to conduct operations remains subject to other risks, including operating in isolated regions of Bolivia and the concentration of operations in a single undeveloped area. Unless the Company successfully obtains suitable significant additional financing and can resume and expand its production, there is substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note A. The financial statements do not include any adjustments to reflect the possible future effect on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

        The opinion filed with our annual report on Form 10-K for the year ended December 31, 2003 contained a similar qualification.

        Gordon, Hughes & Banks, LLP’s decision to resign was made by the former auditors, not by the board of directors.

During our two most recent fiscal years and the subsequent interim period preceding such resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. We have authorized the former accountant to respond fully to the inquiries of the successor accountant concerning all financial accounting matters related to Golden Eagle International, Inc.

None of the following reportable events occurred within our two most recent fiscal years and the subsequent interim period preceding the former accountant’s resignation (“reportable events”):

A.	The former accountant has not previously advised us that the internal controls necessary for us to develop reliable financial statements do not exist;

B.

The former accountant has not previously advised us that information has come to the accountant’s attention that has led it to no longer be able to rely on management’s representations, or that has made it unwilling to be associated with the financial statements prepared by management;

C.

The former accountant has not advised us of the need to expand significantly the scope of its audit, or that information has come to the accountant’s attention during the time period covered by Item 304(a)(1)(iv), that if further investigated may:

1.

Materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or

2.	Cause it to be unwilling to rely on management’s representations or be associated with the registrant’s financial statements, and

3.

Due to the accountant’s resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or

D.

The former accountant has not advised us that information has come to the accountant’s attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the accountant’s resignation, or for any other reason, the issue has not been resolved to the accountant’s satisfaction prior to its resignation.

        Appointment of Chisholm, Bierwolf & Nilson, LLC. On July 20, 2005, our Board of Directors appointed Chisholm, Bierwolf & Nilson, LLC, Certified Public Accounts, of Bountiful, Utah, as our new auditors.

        During our two most recent fiscal years or the subsequent interim period, neither Golden Eagle International nor any person on our behalf consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements, where either a written report was provided to us or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue. Furthermore, we have not previously consulted the new accountants (and no one has done so on our behalf) on any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 and the related instructions to this item) or a reportable event (as described in paragraph (a)(1)(v) of Item 304),

        We have requested the newly engaged accountant to review the disclosure required by this Item 304(a) before it is filed with the Commission, and we have provided the new accountant the opportunity to furnish us with a letter addressed to the Commission containing any new information, clarification of our expression of its views, or the respects in which it does not agree with the statements made by us in this response to Item 304. We will file any such letter as an exhibit to the report containing the disclosure required by this Item.

        This Disclosure has been provided to the Former Accountant. We have provided the former accountant with a copy of the disclosures we are making in response to this Item 304. We have requested the former accountant to furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in response to this Item 304 and, if not, stating the respects in which it does not agree. We have filed as an exhibit to this Form 8-K the former accountant’s letter as an exhibit to the report containing this disclosure.

Section 5 — Corporate Governance and Management

Item 5.01      Changes in Control of Registrant

      None.

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        On July 18, 2005 Terry C. Turner resigned as Chairman of the Board of Directors and our Board elected H. Roy Shipes as Chairman of the Board of Directors. Terry C. Turner will continue to serve as our President and Chief Executive Officer.

Section 9 — Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

      Exhibit 16.1      Letter from Gordon, Hughes & Banks, LLP

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 25th day of July, 2005.

Golden Eagle International, Inc. By: /s/ Terry C. Turner —————————————— Terry C. Turner President and Chief Executive Officer